SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED JUNE 12, 2006
TO

TO PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY ACCOLADE, FUTURITY II, FUTURITY III,
FUTURITY FOCUS II, AND FUTURITY SELECT FOUR

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement describes proposed changes to the certain investment options offered under your Contract. Please retain this supplement with your Prospectus for future reference.

On April 19, 2006, Sun Life Assurance Company of Canada (U.S.) ("Sun Life"), Sun Life Insurance and Annuity Company of New York ("Sun Life NY"), and their various separate accounts filed an application with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of certain classes of shares of a portfolio of the Sun Capital Advisers Trust (the "New Portfolio") for certain classes of shares of portfolios of the Alger American Fund and the AllianceBernstein Variable Products Series Fund, Inc. (the "Old Portfolios").

More specifically, the effect of the proposed substitutions would be to replace the Old Portfolios with the New Portfolio as investment options under your Contract, as follows:

Old Portfolios	New Portfolio
Class O Shares of the Alger American Growth Portfolio of the Alger American Fund	Initial Class Shares of the SC FI Large Cap Growth Fund of the Sun Capital Trust

Class B Shares of the AllianceBernstein VP Large Cap Growth Portfolio of the AllianceBernstein Fund	Service Class Shares of the SC FI Large Cap Growth Fund of the Sun Capital Trust

Sun Life and Sun Life NY will carry out the proposed substitutions by redeeming the applicable share classes of the Old Portfolios and purchasing the applicable share classes of the New Portfolio. Any Contract Value that you have allocated to a Sub-Account investing in the applicable share class of an Old Portfolio on the date of the substitutions will, in effect, be transferred to the Sub-Account investing in the applicable share class of the New Portfolio. Sun Life and Sun Life NY anticipate that, if SEC approval is granted and all of the systems needed to perform the substitutions are in place, the proposed substitutions will occur in October 2006. To the extent required by law, approvals of the proposed substitutions also will be obtained from the state insurance regulators in certain jurisdictions.

From April 19, 2006 through 30 days following the substitutions, you may make one transfer of Contract Value from the Sub-Accounts investing in the Old Portfolios (before the substitutions) or the New Portfolio (after the substitutions) to any other available Sub-Account without being assessed a transfer fee and without that transfer counting against limitations on transfers permitted under your Contract. In addition, until at least 30 days after the substitutions, neither Sun Life nor Sun Life NY will exercise any rights it may have under your Contract to impose restrictions or charges on transfers into or out of the Old Portfolios (except as are necessary to prevent short-term trading activities).

The following discussion sets out brief information about the New Portfolio. All Contract Owners will receive a current prospectus for the New Portfolio prior to the substitutions. This prospectus will describe the New Portfolio's investment policies, risks, fees and expenses, and all other aspects of its operations, and should be read carefully before investing. There is no assurance that the New Portfolio will achieve its stated objective.

SC FI Large Cap Growth Fund of the Sun Capital Advisers Trust

Investment Objective. To seek long-term growth of capital.

Management Fees and Estimated Other Expenses for the Year Ended December 31, 2005
(as an annual percentage of average daily net assets) 1

	Initial Class	Service Class
Management Fees	0.75%	0.75%
12b-1 Fees	None	0.25%
Other Expenses	0.30%	0.30%
Total Operating Expenses	1.05%	1.30%
Less Expense Waivers and Reimbursements	(0.24%)	(0.24%)
Net Operating Expenses	0.81%	1.06%

If you have any questions about the proposed substitutions, please call our Service Center at (800) 725-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

__________________________
1 Because the SC FI Large Cap Growth Fund was not operational as of December 31, 2005, the expenses in the table are estimates. The adviser to the SC FI Large Cap Growth Fund has contractually agreed to waive its management fee and, if necessary, to limit other ordinary operating expenses so that total operating expenses, as a percentage of average net assets, do not exceed 0.81% for the Initial Class and 1.06% for the Service Class.